UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2024

North Haven Private Income Fund LLC

(Exact name of registrant as specified in its charter)

Delaware	814-01489	87-4562172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1585 Broadway New York, NY	10036
(Address of principal executive offices)	(Zip Code)

1 (212) 761-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Notes Offering

On October 1, 2024, North Haven Private Income Fund LLC (the “Company”) and U.S. Bank Trust Company, National Association (the “Trustee”) entered into a Base Indenture (the “Base Indenture”) and a First Supplemental Indenture (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) related to the Company’s issuance of $300,000,000 in aggregate principal amount of its 5.750% notes due 2030 (the “Notes”).

The Notes will mature on February 1, 2030 and may be redeemed in whole or in part at the Company’s option at any time prior to January 1, 2030 at par value plus a “make-whole” premium calculated in accordance with the terms under “optional redemption” in the Indenture and at par value on January 1, 2030 or thereafter. The Notes bear interest at a rate of 5.750% per year payable semi-annually on February 1 and August 1 of each year, commencing on February 1, 2025. The Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

The Indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) as modified by Section 61(a)(1) and (2) of the Investment Company Act of 1940, as amended, whether or not it is subject to those requirements, and to provide financial information to the holders of the Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the Indenture, the Company will generally be required to make an offer to purchase the outstanding Notes at a price equal to 100% of the principal amount of such Notes plus accrued and unpaid interest to the repurchase date.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, filed as an exhibit hereto and incorporated by reference herein.

The Notes were offered to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act (the “Notes Offering”). The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements. The Notes Offering closed on October 1, 2024. The net proceeds to the Company were approximately $294.0 million, after deducting the initial purchaser discount and estimated offering expenses. The Company expects to use the net proceeds of the Notes Offering to repay indebtedness, make investments in portfolio companies in accordance with its investment objectives and for the general corporate purposes of the Company and its subsidiaries.

Registration Rights Agreement

In connection with the Notes Offering, the Company entered into a Registration Rights Agreement, dated as of October 1, 2024 (the “Registration Rights Agreement”), with J.P. Morgan Securities LLC, BNP Paribas Securities Corp., ING Financial Markets LLC, SMBC Nikko Securities America, Inc. and Truist Securities, Inc., as the representatives of the Initial Purchasers of the Notes. Pursuant to the Registration Rights Agreement, the Company is obligated to file with the Securities and Exchange Commission a registration statement relating to an offer to exchange the Notes for new notes issued by the Company that are registered under the Securities Act and otherwise have terms substantially identical to those of the Notes, and to use its commercially reasonable efforts to cause such registration statement to be declared effective. If the Company is not able to effect the exchange offer, the Company will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective. If the Company fails to satisfy its registration obligations by certain dates specified in the Registration Rights Agreement, it will be required to pay additional interest to the holders of the Notes.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, filed as Exhibit 4.4 hereto and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Form 8-K under the caption “Notes Offering” is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

EXHIBIT NUMBER	DESCRIPTION

4.1	Indenture, dated as of October 1, 2024, by and between the Company and U.S. Bank Trust Company, National Association, as trustee.

4.2	First Supplemental Indenture, dated as of October 1, 2024, relating to the 5.750% Notes due 2030, by and between the Company and U.S. Bank Trust Company, National Association, as trustee.

4.3	Form of 5.750% Notes due 2030 (incorporated by reference to Exhibit 4.2 hereto).

4.4	Registration Rights Agreement, dated as of October 1, 2024, relating to the 5.750% Notes due 2030, by and among the Company and J.P. Morgan Securities LLC, BNP Paribas Securities Corp., ING Financial Markets LLC, SMBC Nikko Securities America, Inc. and Truist Securities, Inc., as the representatives of the Initial Purchasers.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2024	NORTH HAVEN PRIVATE INCOME FUND LLC

	By:	/s/ Orit Mizrachi
Orit Mizrachi
Chief Operating Officer